                                                                    Exhibit 24

                                POWER OF ATTORNEY

WHEREAS, LOUISVILLE GAS AND ELECTRIC COMPANY, a Kentucky corporation, is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000 (the 2000 Form 10-K); and

WHEREAS, each of the undersigned holds the office or offices in LOUISVILLE GAS AND ELECTRIC COMPANY set opposite his or her name;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints DAVID J. JACKSON, RICHARD AITKEN-DAVIES and S. BRADFORD RIVES, and each of them, individually, his attorney, with full power to act for him and in his name, place, and stead, to sign his name in the capacity or capacities set forth below to the 2000 Form 10-K and to any and all amendments to such 2000 Form 10-K and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as this 20th day of March 2001.

/s/ Roger W. Hale                      /s/ Roberto Quarta
------------------------------         ------------------------------------
ROGER W. HALE                          ROBERTO QUARTA
Chairman and Chief                     Director
Executive Officer

/s/ Sir Frederick Crawford             /s/ Edmund Wallis
------------------------------         ------------------------------------
SIR FREDERICK CRAWFORD                 EDMUND WALLIS
Director                               Director


/s/ David J. Jackson
------------------------------
DAVID J. JACKSON
Director

/s/ Sydney Gillibrand                  /s/ Richard Aitken-Davies
------------------------------         ------------------------------------
SYDNEY GILLIBRAND                      RICHARD AITKEN-DAVIES
Director                               Chief Financial Officer
                                       (Principal Financial Officer)

/s/ Dr. David K-P Li                   /s/ S. Bradford Rives
------------------------------         ------------------------------------
DR. DAVID K-P LI                       S. BRADFORD RIVES
Director                               Senior Vice President - Finance and
                                       Controller (Principal Accounting Officer)
/s/ Paul Myners
------------------------------
PAUL MYNERS
Director

                                                                    Exhibit 24

                                POWER OF ATTORNEY


WHEREAS, KENTUCKY UTILITIES COMPANY, a Kentucky corporation, is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000 (the 2000 Form 10-K); and

WHEREAS, each of the undersigned holds the office or offices in KENTUCKY UTILITIES COMPANY set opposite his or her name;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints DAVID J. JACKSON, RICHARD AITKEN-DAVIES and S. BRADFORD RIVES, and each of them, individually, his attorney, with full power to act for him and in his name, place, and stead, to sign his name in the capacity or capacities set forth below to the 2000 Form 10-K and to any and all amendments to such 2000 Form 10-K and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as this 20th day of March 2001.

/s/ Roger W. Hale                          /s/ Roberto Quarta
----------------------------------         --------------------------------
ROGER W. HALE                              ROBERTO QUARTA.
Chairman and Chief                         Director
Executive Officer

/s/ Sir Frederick Crawford                 /s/ Edmund Wallis
----------------------------------         --------------------------------
SIR FREDERICK CRAWFORD                     EDMUND WALLIS
Director                                   Director


/s/ David J. Jackson
----------------------------------
DAVID J. JACKSON
Director

/s/ Sydney Gillibrand                      /s/ Richard Aitken-Davies
----------------------------------         --------------------------------
SYDNEY GILLIBRAND                          RICHARD AITKEN-DAVIES
Director                                   Chief Financial Officer
                                           (Principal Financial Officer)

/s/ Dr. David K-P Li                       /s/ S. Bradford Rives
----------------------------------         --------------------------------
DR. DAVID K-P LI                           S. BRADFORD RIVES
Director                                   Senior Vice President - Finance
                                           and Controller (Principal Accounting
/s/ Paul Myners                            Officer)
----------------------------------
PAUL MYNERS
Director